January 3, 2011

MMA PRAXIS MUTUAL FUNDS
Class A Shares

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2010

The MMA Praxis International Fund will add an expense limitation to its Class A Shares effective January 1, 2011.  Please replace the fee table of the International Fund with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution and Service (12b-1) fees	0.25%
Other Expenses [1]	0.82%
Total Annual Fund Operating Expenses[2]	1.97%

1	Other Expenses have been restated to reflect current fees.
2
The Adviser has entered into an expense limitation agreement with respect to the International Fund until April 30, 2012, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) of the Fund to 2.10% of the Fund's average daily net assets.  The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to exceed 2.10%, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

The expense limitation agreement for all of the MMA Praxis Mutual Funds will now be in effect until April 30, 2012.